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EXHIBIT 32.1

Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the Quarterly Report on Form 10-Q of KAR Auction Services, Inc. (the "Company") for the period ended September 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James P. Hallett, as Chief Executive Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  1)
  The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

  2)
  the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JAMES P. HALLETT James P. Hallett Chief Executive Officer
Date: November 7, 2012

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  EXHIBIT 32.1
Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002